The Mexico Equity and Income Fund, Inc.

                                                                  March 26, 2002

DEAR FUND SHAREHOLDER,

We are pleased to provide you with the unaudited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the semi-annual period ended January 31, 2002.

Two years ago, I was elected as a director of the Fund after a long and arduous proxy contest. With the shares of the Fund trading at a wide discount from their net asset value (NAV) at the time, I promised to work to afford all shareholders an opportunity to realize NAV for their shares. After two failed attempts by the previous board of directors to liquidate the Fund, that promise was finally kept when a tender offer was consummated on March 20, 2002, that allowed all shareholders to receive 100% of NAV for their shares.

At the annual meeting of shareholders, held on November 27, 2001, a new Board of Directors was elected. Our primary goal going forward is to provide you with solid long-term performance through investments in Mexican stocks and to a limited extent, Mexican debt securities. To that end, the Fund is fortunate to have an experienced and capable investment adviser, Acci Worldwide, S.A. de C.V.

The Fund's net assets are now less than $30 million. In order to reduce the Fund's expense ratio, we are considering increasing the Fund's asset base. However, we are not willing to sell additional shares of the Fund at a large discount from NAV. Thus, our secondary goal is to contain any discount that might develop in the future. If we can keep the discount under control, additional shares can be issued without excessively diluting NAV. To that end, we are pursuing the creation and issuance of put warrants. As conceived, these put warrants will allow shareholders to realize NAV for their shares from time to time. Before we can issue the put warrants, certain regulatory approvals must be obtained from the SEC and we are diligently pursuing them. Of course, there can be no assurance that the necessary approvals will be obtained.

In any event, the current Board of Directors is committed to taking action to ensure that the shares of the Fund do not trade at a persistent double-digit discount from NAV. Only if we can continue to deliver solid long-term investment performance to shareholders while simultaneously containing the discount will this Board of Directors deserve your support. I personally pledge to do my utmost to achieve these dual objectives.

If you have any questions, do not hesitate to call our toll-free number, (866) 700-6104.

Sincerely yours,

/s/ Phillip goldstein
Phillip Goldstein
Chairman

                     (This page intentionally left blank.)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE SIX MONTHS ENDED JANUARY 31, 2002

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of the Mexico Equity and Income Fund, Inc. (the "Fund") for the semi-annual period ended January 31, 2002.

--------------------------------------------------------------------------------
MEXICO'S ECONOMY: REVIEW AND OUTLOOK

During the semi-annual period ended January 31, 2002, the recession in Mexico has continued to deepen. This recession occurred without the large fluctuations in financial variables and controlled inflation that marked the previous four recessions in Mexico throughout the 1980's and 1990's.

The weakening economy of the United States was the most significant factor for the deteriorating productivity of the Mexican economy. The events of September 11th sharpened the short-term effects on the Mexican economy, and at the same time, added pressure to Mexico's financial variables. Subsequently, in Argentina, the continued growth of the economic, financial, political and social crisis resulted in the decrease of capital flows toward emerging economies. The effects of Argentina's economic troubles on the Mexican economy remain low due to greater differentiation between the two markets.

Mexico's stability has benefited from continued inflows of resources from abroad. The four fundamental reasons for these inflows are as follows:

1) A favorable long-term outlook for Mexico (including confidence about the passage of structural reforms) synchronous with a U.S. economic cycle

2) Falling U.S. interest rates

3) The differentiation of the Mexican economy as compared with other emerging economies (in particular those of the Latin American region)

4) Citigroup, Inc.'s purchase of Grupo Financiero Banamex, S.A. de C.V., resulting in large capital inflows.

FUND UPDATES
The Fund's toll-free phone number is (866) 700-6104.
TRACKING THE FUND'S NAV
The Fund's net asset value (NAV) is calculated daily and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

THE MEXICO EQUITY AND INCOME FUND, INC.

This stability was reflected in Mexico's good country risk performance and the continuity of capital inflows. Based on JP Morgan's indicator, the EMBI +, Mexico's risk fell from 356 basis points (bp) on July 31, 2001, to 301 bp by the end of January 2002.

This inflow of capital explains why the Mexican peso has remained strong versus the U.S. dollar during the past six months. In the foreign exchange market, the spot exchange rate closed at $9.16 pesos to the U.S. dollar at January 31, 2002, which was one centavo below the closing rate of $9.17 pesos to the U.S. dollar as of July 31, 2001. A strong peso contributed to positive inflation results. As of December 31, 2001, annual inflation for the preceding twelve months was 4.4%.

The fall in annual inflation in the second half of last year, together with U.S. interest rate cuts and peso strength, formed the basis for relatively low domestic interest rates. The downward trend in domestic interest rates has continued during the past few months. By the end of July 2001, the rate for one-month government securities in the secondary market was 8.5% compared with 8.0% at the end of January 2002.

We believe interest rates will continue to decline again throughout 2002 and that this should have a favorable effect on the revival of Mexican productivity during the second half of 2002. However, we do not rule out the risk that the economic weakness in the United States may be more protracted, which, in turn, would implicate a slower recovery for the Mexican economy.

--------------------------------------------------------------------------------
THE MEXICAN STOCK MARKET

For the six-month period ended January 31, 2002, the Bolsa Index (the Fund's benchmark) gained 7.2%. The Bolsa Index's behavior during the period followed a "V-shaped" pattern: a relatively short slowdown or decline (steep or shallow) followed by a relatively rapid recovery. The IPC (Consumer Price Index of the Mexican economy) lost (15.5%) during the Fund's first fiscal quarter following investor concerns of the delay for the approval of the tax-reform package and the effects of the events of September 11th.

In contrast, from October 31, 2001 through January 31, 2002, the Bolsa Index gained 26.6% and the Mexican Stock Market gained 41.0%, rallying from its low point on September 20, 2001 to January 31, 2002, after Congress' timely approval of the 2002 budget and long-awaited tax reform.

During the six months ended January 31, 2002, the Bolsa Index outperformed the U.S. and other Latin American markets. The Dow Jones Industrial average lost (5.7%), the NASDAQ Composite Index fell (4.6%), the Bovespa Index dropped (5.2%), Venezuelan Indice Bursatil de Caracas lost (20.6%) and Chile's IGPA Index lost (4.9%).

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE

For the six-month period ended January 31, 2002, the net asset value (NAV) per share of the Fund gained 5.2% compared to the Bolsa Index's (the Fund's benchmark) gain of 7.2%.

In comparison, the Fund's NAV per share gained 30.4% for the three-month period ended January 31, 2002, which outperformed the Bolsa Index's gain of 26.6%, by 278 basis points for the same period.

For the six months ended January 31, 2002, the total return of the Fund based on its common share market price gained 10.9%. During the same period, The Mexico Fund (the Fund's most comparable peer) gained 9.6% and the Bolsa Index gained 7.2%, according to Lipper Inc.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

During the six months ended January 31, 2002, the Fund's asset allocation was over-weighted with highly liquid, blue-chip stocks that had excess cash generation and little to no debt. Among the sectors we favored, we highlighted retail and beverage companies, in addition to an exposure in wireless stocks that had solid balance sheets and brisk growth rates.

We believe that some of the companies within the beverage sector are excellent values. Typically they are cash generators and currently they are trading at attractive EV/EBITDA ratios (Enterprise Value/ Earnings Before Interest, Taxes, Depreciation, and Amortization); i.e. Grupo Continental, S.A. de C.V.'s ratio of 4.2x, Fomento Economico Mexicano, S.A. de C.V. UBD's ratio of 4.4x, Coca-Cola Femsa, S.A. de C.V. ADR's ratio of 6.4x and Pepsi-Gemex, S.A. de C.V. CPO's ratio of 5.4x.

With regard to the retail sector, even though we continue to be cautious on the consumption growth rate for 2002, Wal-Mart de Mexico, S.A. de C.V. remains as one of our favorite investments. The company is continuing to shrug off the economic weaknesses in Mexico by gaining market share from its competitors.

Finally, during January 2002, the Fund cautiously increased its position in second-tier stocks, as rated by liquidity, in the housing, construction and the industrial sectors. We believe that companies involved with the construction of housing and other infrastructure projects have great upside potential.

THE MEXICO EQUITY AND INCOME FUND, INC.

As of January 31, 2002 the Fund's investment allocation, illustrated as a percentage of net assets, was 86.01% in common stocks and 12.33% in promissory notes, Mexico treasury obligations and other fixed income instruments.

--------------------------------------------------------------------------------
CONCLUSION AND OUTLOOK

On February 7, 2002, Standard & Poor's made a decision to increase Mexico's foreign currency rating to investment grade. This could boost the Mexican Stock Market, as some new global emerging institutional investors might look to enter this market for the first time.

The Mexican Stock Exchange has gained 15% for the period of January 1, 2002 to March 15, 2002, ranking third among sixteen international markets, after Russia and Thailand. In the last twelve months ending March 15, 2002, the IPC Index has gained 32% due to international investors' enthusiasm for the Latin America and Mexico markets' declining interest rates and expectations of increased profit growth in 2003. Price increases have driven multiples higher (i.e. 16x P/E is at its five-year average, 8.5x EV/EBITDA is still below its 9.5x five-year average and P/Cash flow is close to its highs of 15 times).

With the target of 8,000 points for the Mexican Stock Exchange Index and the risk premium between 5 and 10 pp (percentage points), the market is fairly valued at this time. However, there have been periods when IPC multiples have been even higher than 16 times P/E and therefore higher levels, albeit temporarily, are not impossible, although a rebound in short-term interest rates would factor against higher valuations.

If economic recovery is stronger than what is currently expected, the IPC Index could reach 9,000 points or a risk premium of over 15 pp. Grupo Financiero Banamex, S.A. de C.V. estimates 28-Day Cete rates (a key interest rate) to average about 7.64% in 2002 and be 8.3% by year's end. Permanently higher valuations depend on greater structural changes in Mexico's economy.

With regard to the Fund's portfolio, we believe that our decision to avoid a dramatic shift in the investment strategy after September 11th proved to be correct. Our decision to increase the Fund's equities allocation during the period helped the Fund outperform the IPC Index.

On March 20, 2002, the Fund's tender offer, for up to 80% of the outstanding shares, expired. The total number of shares tendered represented 71% of the Fund's outstanding shares of 8,595,573. Even after the expiration of the tender offer, the Fund's investment portfolio continues to be well-balanced, due primarily to its holdings in blue-chip stocks rated by liquidity and strong market position, but also due to globally consolidated industries, undervalued and restructuring stocks, and investments in construction and housing companies.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

As always, we thank you for your continued confidence in The Mexico Equity and Income Fund, Inc. We look forward to continuing to provide you with an investment vehicle that will assist you in achieving your investment goals.

Sincerely,

/s/ Eugenia Pichardo

Eugenia Pichardo
Portfolio Manager
Acci Worldwide, S.A. de C.V.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING SEMI-ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                         JANUARY 31, 2002
                                                                     (UNAUDITED)

COMMON STOCKS - 86.01%                                          SHARES              VALUE
---------------------------------------------------------------------------------------------
MEXICO - 95.59%
---------------------------------------------------------------------------------------------
COMMUNICATIONS - 22.83%
America Movil, S.A. de C.V. - Class L*......................   2,689,000         $  2,663,161
America Movil, S.A. de C.V. - Class L ADS...................      84,920            1,681,416
Carso Global Telecom, S.A. de C.V. - Class A1*..............   3,403,251            8,290,733
Telefonos de Mexico, S.A. de C.V. - Class L.................   1,714,000            3,295,866
Telefonos de Mexico, S.A. de C.V. - Class L ADS.............     133,300            5,118,720
                                                                                 ------------
                                                                                   21,049,896
                                                                                 ------------
CONSTRUCTION - 5.38%
Cemex, S.A. de C.V. CPO*....................................     521,000            2,754,621
Consorcio ARA, S.A. de C.V.*................................     584,000            1,111,500
Empresas ICA Sociedad Controladora, S.A. de C.V.*...........   2,268,700            1,090,007
                                                                                 ------------
                                                                                    4,956,128
                                                                                 ------------
FINANCIAL GROUPS - 15.30%
Grupo Financiero BBVA Bancomer, S.A. - Class O*.............   8,818,000            9,609,482
Grupo Financiero GBM Atlantico, S.A. de C.V. - Class O*+....   1,189,577              242,903
Grupo Financiero Inbursa, S.A. - Class O....................   3,317,400            4,256,328
                                                                                 ------------
                                                                                   14,108,713
                                                                                 ------------
FOOD, BEVERAGE, AND TOBACCO - 20.11%
Coca-Cola Femsa, S.A. de C.V. ADR*..........................     156,600            3,640,950
Fomento Economico Mexicano, S.A. de C.V. UBD*...............   1,648,400            6,674,238
Fomento Economico Mexicano, S.A. de C.V. ADR*...............      38,200            1,550,920
Grupo Continental, S.A.*....................................   1,234,100            1,887,939
Grupo Modelo, S.A. de C.V. - Class C*.......................   1,421,000            3,444,660
Pepsi-Gemex, S.A. de C.V. CPO*..............................     122,300              119,522
Pepsi-Gemex, S.A. de C.V. ADR*..............................     176,900            1,220,610
                                                                                 ------------
                                                                                   18,538,839
                                                                                 ------------
INDUSTRIAL CONGLOMERATES - 2.07%
Grupo Carso, S.A. de C.V. - Class A1*.......................     490,400            1,906,338
                                                                                 ------------

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                             JANUARY 31, 2002
                                                                     (UNAUDITED)


COMMON STOCKS (CONTINUED)                                       SHARES              VALUE
---------------------------------------------------------------------------------------------
MEDIA - 6.06%
Grupo Televisa, S.A. ADS*...................................      31,800         $  1,418,280
TV Azteca, S.A. de C.V. ADR.................................     398,100            3,141,009
TV Azteca, S.A. de C.V. CPO.................................   2,072,500            1,027,424
                                                                                 ------------
                                                                                    5,586,713
                                                                                 ------------
MINING - 1.29%
Grupo Mexico, S.A. - Class B................................     714,300            1,184,780
                                                                                 ------------
RETAILING - 11.43%
Organizacion Soriana, S.A. de C.V. - Class B*...............   1,047,400            2,859,248
Wal-Mart de Mexico, S.A. de C.V. - Class C*.................   3,022,900            7,591,909
Wal-Mart de Mexico, S.A. de C.V. - Class V*.................      29,200               84,176
                                                                                 ------------
                                                                                   10,535,333
                                                                                 ------------
SPECIALTY STORES - 1.54%
Grupo Elektra, S.A. de C.V. CPO*............................   1,906,500            1,415,615
                                                                                 ------------
TOTAL COMMON STOCK (Cost $71,338,399)                                              79,282,355
                                                                                 ------------

                                                              PRINCIPAL
PROMISSORY NOTES - 9.58%                                        AMOUNT
---------------------------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, 7.8012%, 02/01/2002.........  $4,256,792            4,256,792
Grupo Financiero Inbursa, 8.0981%, 02/01/2002...............   4,575,681            4,575,681
                                                                                 ------------
TOTAL PROMISSORY NOTES (Cost $8,793,107)                                            8,832,473
                                                                                 ------------
TOTAL MEXICO                                                                       88,114,828
                                                                                 ------------

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (concluded)                             JANUARY 31, 2002
                                                                     (UNAUDITED)


                                                              PRINCIPAL
UNITED STATES - 2.75%                                           AMOUNT              VALUE
---------------------------------------------------------------------------------------------

MEXICO TREASURY OBLIGATIONS - 2.45%
---------------------------------------------------------------------------------------------
United Mexican States Treasury Note, 9.8750%, 02/01/2010
(Cost $2,215,943)...........................................  $2,000,000         $  2,255,000
                                                                                 ------------

INVESTMENT COMPANIES - 0.30%                                    SHARES
---------------------------------------------------------------------------------------------
First American Treasury Obligation Fund - Class S (Cost
  $277,176).................................................     277,176              277,176
                                                                                 ------------
TOTAL UNITED STATES.........................................                        2,532,176
                                                                                 ------------
TOTAL INVESTMENTS (COST $82,624,625) - 98.34%...............                       90,647,004
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.66%...............                        1,531,531
                                                                                 ------------
TOTAL NET ASSETS - 100.00%..................................                     $ 92,178,535
                                                                                 ============

FOOTNOTES AND ABBREVIATIONS
   * - Non-income producing security.
   + - At fair value as determined under the supervision of the Board of
       Directors.
ADR - American Depository Receipts.
ADS  - American Depository Shares.

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                             JANUARY 31, 2002
                                                                     (UNAUDITED)

ASSETS
Investments, at value (Cost $82,624,625)....................    $ 90,647,004
Foreign currency holdings (Cost $1,849,832).................       1,858,164
Receivables:
  Investments sold..........................................      10,086,588
  Interest..................................................          99,730
Prepaid expenses............................................          28,926
                                                                ------------
                  TOTAL ASSETS..............................     102,720,412
                                                                ------------
LIABILITIES
Payable for investments purchased...........................      10,315,987
Advisory fees payable.......................................          59,132
Directors' fees payable.....................................          14,607
Administration fee payable..................................          12,946
Accrued expenses............................................         139,205
                                                                ------------
                  TOTAL LIABILITIES.........................      10,541,877
                                                                ------------

                  NET ASSETS................................    $ 92,178,535
                                                                ============
                  NET ASSET VALUE PER SHARE
                     ($92,178,535/8,595,573)................    $      10.72
                                                                ============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 8,595,573 shares
  outstanding
  (100,000,000 shares authorized)...........................    $      8,596
Paid-in capital.............................................     103,154,225
Accumulated net investment loss.............................        (216,579)
Accumulated net realized loss on investments................     (18,759,010)
Net unrealized depreciation on investments and foreign
  currency..................................................       7,991,303
                                                                ------------
                                                                $ 92,178,535
                                                                ============

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations                                 FOR THE SIX MONTHS ENDED
                                                    JANUARY 31, 2002 (UNAUDITED)

INVESTMENT INCOME
Interest (Net of foreign taxes withheld of $18,115)....................         $   406,338
Dividends (Net of foreign taxes withheld of $3,694)....................              79,201
                                                                                -----------
                  TOTAL INVESTMENT INCOME..............................             485,539
                                                                                -----------
EXPENSES
Advisory fees............................................      $247,924
Legal fees...............................................       144,113
Printing.................................................        62,444
Administration fees......................................        45,934
Audit fees...............................................        42,881
Directors' and Officers' fees............................        35,442
Co-Advisory fees.........................................        29,865
Fund accounting fees.....................................        23,974
Insurance................................................        19,012
Custodian fees...........................................        17,001
Transfer agent fees......................................        16,829
NYSE fees................................................        15,599
Miscellaneous............................................         1,610
                                                               --------
                  TOTAL EXPENSES.......................................             702,628
                  LESS, EXPENSE REIMBURSEMENT BY ADVISER...............                (510)
                                                                                -----------
                  NET EXPENSES.........................................             702,118
                                                                                -----------
                  NET INVESTMENT LOSS..................................            (216,579)
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from investments and foreign currency transactions...          (4,466,901)
Net change in unrealized appreciation from investments and foreign
  currency transactions................................................           9,242,207
                                                                                -----------
Net gain from investments and foreign currency transactions............           4,775,306
                                                                                -----------
Net increase in net assets resulting from operations...................         $ 4,558,727
                                                                                ===========

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                            FOR THE SIX
                                                            MONTHS ENDED         FOR THE YEAR
                                                          JANUARY 31, 2002           ENDED
                                                            (UNAUDITED)          JULY 31, 2001
                                                          ----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment loss...................................      $  (216,579)         $   (155,294)
Net realized loss on investments and foreign currency
  transactions........................................       (4,466,901)           (9,277,690)
Net change in unrealized appreciation in value of
  investments and foreign currency transactions.......        9,242,207             1,478,315
                                                            -----------          ------------
  Net increase (decrease) in net assets resulting from
     operations.......................................        4,558,727            (7,954,669)
                                                            -----------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ($0.00 and $0.01 per share,
  respectively).......................................               --               (56,489)
Net realized gains ($0.00 and $0.60 per share,
  respectively).......................................               --            (5,970,812)
Return of capital ($0.00 and $0.01 per share,
  respectively).......................................               --              (138,967)
                                                            -----------          ------------
  Decrease in net assets from distributions...........               --            (6,166,268)
                                                            -----------          ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (0 and 1,272,821
  shares, respectively)...............................               --           (10,667,767)
Shares repurchased under Stock Repurchase Program (0
  and 174,000 shares respectively)....................               --            (1,703,552)
                                                            -----------          ------------
  Decrease in net assets from capital share
     transactions.....................................               --           (12,371,319)
                                                            -----------          ------------
Total increase (decrease) in net assets...............        4,558,727           (26,492,256)
NET ASSETS
Beginning of period...................................       87,619,808           114,112,064
                                                            -----------          ------------
End of period.........................................      $92,178,535          $ 87,619,808
                                                            ===========          ============

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   FOR THE SIX
                                   MONTHS ENDED     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                 JANUARY 31, 2002       ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)      JULY 31, 2001   JULY 31, 2000   JULY 31, 1999   JULY 31, 1998   JULY 31, 1997
                                 ----------------   -------------   -------------   -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.......................       $10.19           $ 11.36         $ 8.64          $10.16         $  16.83         $11.96
                                      ------           -------         ------          ------         --------         ------
Net investment income (loss)...        (0.03)(1)         (0.02)          0.03            0.22             0.23           0.43
Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions.................         0.56             (0.64)          2.62           (0.87)           (3.34)          5.55
                                      ------           -------         ------          ------         --------         ------
Net increase (decrease) from
  investment operations........         0.53             (0.66)          2.65           (0.65)           (3.11)          5.98
                                      ------           -------         ------          ------         --------         ------
Less: Distributions
  Dividends from net investment
     income....................           --             (0.01)         (0.12)             --            (0.19)         (0.44)
  Distributions from net
     realized gains............           --             (0.60)            --           (0.93)           (3.37)         (0.67)
  Return of capital............           --             (0.01)            --              --               --             --
                                      ------           -------         ------          ------         --------         ------
Total dividends and
  distributions................           --             (0.62)         (0.12)          (0.93)           (3.56)         (1.11)
                                      ------           -------         ------          ------         --------         ------
Capital share transactions
  Anti-dilutive effect of
     Tender Offer..............           --              0.09             --            0.04               --             --
  Anti-dilutive effect of Share
     Repurchase Program........           --              0.02           0.19            0.02               --             --
                                      ------           -------         ------          ------         --------         ------
Total capital share
  transactions.................           --              0.11           0.19            0.06               --             --
                                      ------           -------         ------          ------         --------         ------
Net asset value, end of
  period.......................       $10.72           $ 10.19         $11.36          $ 8.64         $  10.16         $16.83
                                      ======           =======         ======          ======         ========         ======
Per share market value, end of
  period.......................       $10.10           $  9.11         $10.69          $ 7.06         $   7.75         $14.13
TOTAL INVESTMENT RETURN BASED
  ON MARKET VALUE*.............       10.87%!          (8.64)%         53.36%           7.24%         (26.23)%         62.52%

See Notes to the Financial Statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   FOR THE SIX
                                   MONTHS ENDED     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                 JANUARY 31, 2002       ENDED           ENDED           ENDED           ENDED           ENDED
                                   (UNAUDITED)      JULY 31, 2001   JULY 31, 2000   JULY 31, 1999   JULY 31, 1998   JULY 31, 1997
                                 ----------------   -------------   -------------   -------------   -------------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000s)........................      $ 92,179          $87,620        $114,112         $97,150        $120,148        $199,066
Ratios of expenses to average
  net assets:
  Before expense
    reimbursement..............        1.76%+            1.90%           2.03%           1.88%           1.46%           1.49%
  After expense
    reimbursement..............        1.76%+            1.90%           2.03%           1.88%           1.46%           1.49%
Ratios of net investment income
  (loss) to average net assets:
  Before expense
    reimbursement..............      (0.54)%+          (0.16)%           0.27%           2.72%           1.65%           3.29%
  After expense
    reimbursement..............      (0.54)%+          (0.16)%           0.27%           2.72%           1.65%           3.29%
Portfolio turnover.............        82.44%          220.85%         249.28%         163.23%          88.85%         127.44%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

+ Annualized.

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.

! Not Annualized.

See Notes to the Financial Statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                   JANUARY 31, 2002
                                                                     (UNAUDITED)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:
PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $242,903 (0.26% of net assets) at January 31, 2002, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Notes to Financial Statements (continued)                       JANUARY 31, 2002
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. At July 31, 2001, the Fund had a capital loss carryover of $5,218,649 expiring July 31, 2009, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the Fund elected to defer $7,718,998 of capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on August 1, 2001.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%. Effective January 1, 2002, the effective rate was reduced to 0.00%.

     Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

     Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% (25% rate effective January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 40% (35% rate effective January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

Notes to Financial Statements (continued)                       JANUARY 31, 2002
                                                                     (UNAUDITED)

THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

Notes to Financial Statements (continued)                       JANUARY 31, 2002
                                                                     (UNAUDITED)

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Acci Worldwide, S.A. de C.V. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the six months ended January 31, 2002, these fees amounted to $247,924. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the six months ended January 31, 2002, the total expense reimbursements made by the Investment Adviser amounted to $510.

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. ("CIBC WM") served as the Fund's U.S. Co-Adviser ("Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). The Co-Advisory Agreement was terminated by mutual consent, as approved by the Board of Directors of the Fund, as of September 1, 2001. Prior to the mutual termination of the Co-Advisory Agreement, the Co-Adviser made investment decisions regarding the Fund's convertible debt securities jointly with the Investment Adviser and provided advice and consultation to the Investment Adviser on investment decisions for the Fund. For its services, the Co-Adviser received a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets. For the one month ended August 31, 2001, these fees amounted to $29,865.

Effective September 1, 2001, CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, resigned as the Administrator of the Fund (the "Former Administrator") and U.S. Bancorp Fund Services, LLC ("USBFS"), began to serve as the Fund's Administrator (the "Administrator") and Fund Accountant ("Fund Accounting") to the Fund. For the one month ended August 31, 2001, prior to the mutual termination of the contract, the Former Administrator received fees in the amount of $14,932. For administration services rendered under the new Fund Administration Servicing Agreement effective September 1, 2001, USBFS Administrator receives fees at an annual rate of 0.09% of the Fund's average daily net assets on the first $200 million with a minimum annual fee of $58,000. For the five months ended January 31, 2002, the Administrator received fees in the amount of $31,002.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                       JANUARY 31, 2002
                                                                     (UNAUDITED)


addition to the aforementioned Directors' fees, Mr. Hellerman will receive annual compensation in the amount of $6,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

NOTE C: TRANSACTIONS WITH AFFILIATES
Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Investment Adviser, received total brokerage commissions from the Fund of $118,167 during the six months ended January 31, 2002.

NOTE D: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $61,667,429 and $60,090,418 respectively, for the six months ended January 31, 2002.

At January 31, 2002, unrealized appreciation on investment securities, for federal income tax purposes was as follows:

Appreciation................................................  $ 9,793,605
(Depreciation)..............................................   (2,481,853)
                                                              -----------
Net unrealized appreciation on investments..................  $ 7,311,752
                                                              ===========

At January 31, 2002, the cost of investments and foreign currency for federal income tax purposes was $85,154,058. Differences between the Fund's cost basis of investments and foreign currency at January 31, 2002, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

NOTE E: CAPITAL STOCK
At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the "Tender").

The Tender allowed the Fund to purchase up to 100% of each shareholder's shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a price equal to 100% of the Fund's net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund's NAV as calculated on the expiration date.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (continued)                       JANUARY 31, 2002
                                                                     (UNAUDITED)


At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the six months ended January 31, 2002, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

NOTE F: OTHER

RESULTS OF ANNUAL STOCKHOLDERS MEETING
The Funds's Annual Stockholders meeting was held on November 27, 2001, at 405 Park Avenue, New York, New York 10022. As of November 1, 2001, the record date, outstanding shares of common stock ("shares") of the Fund were 8,595,573. Holders of 8,024,538 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on three proposals.

The stockholders elected four Directors to the Board of Directors, approved the amended and restated Investment Advisory agreement between Acci Worldwide, S.A. de C.V. and the Fund, and adopted a proposal to pursue the creation and registration of put warrants, which are designed to afford stockholders an opportunity to realize net asset value for their shares.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements (concluded)                       JANUARY 31, 2002
                                                                     (UNAUDITED)


The following table provides information concerning the matters voted on at the meeting:

I. ELECTION OF DIRECTORS

    NOMINEE           FOR      WITHHELD
    -------           ---      --------
Glenn Goodstein    7,926,145    98,393
Rajeev Das         7,934,582    89,956
Andrew Dakos       7,915,816   108,722
Gerald Hellerman   7,918,078   106,460

II. APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN ACCI WORLDWIDE, S.A. DE C.V. AND THE FUND

  VOTES FOR   VOTES AGAINST    VOTES ABSTAINED     BROKER NON-VOTES
  ---------   -------------    ---------------     ----------------
  5,701,568     115,671            46,674             2,160,625

III. ADOPTION OF A PROPOSAL TO PURSUE THE CREATION AND REGISTRATION OF PUT WARRANTS WHICH ARE DESIGNED TO AFFORD STOCKHOLDERS AN OPPORTUNITY TO REALIZE NET ASSET VALUE FOR THEIR SHARES

  VOTES FOR   VOTES AGAINST    VOTES ABSTAINED     BROKER NON-VOTES
  ---------   -------------    ---------------     ----------------
  5,734,315     88,030             41,568             2,160,625

At January 31, 2002, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT PLAN
The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bank, N.A., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

THE MEXICO EQUITY AND INCOME FUND, INC.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

                                        THE MEXICO EQUITY AND INCOME FUND, INC.


Dividends and Distributions (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

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

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

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

THE MEXICO EQUITY
AND INCOME FUND, INC.

INVESTMENT ADVISER:
ACCI Worldwide, S.A. de C.V.

ADMINISTRATOR:
U.S. Bancorp Fund Services, LLC

TRANSFER AGENT AND REGISTRAR:
U.S. Bank, N.A.

CUSTODIAN:
U.S. Bank, N.A.
Bankers Trust Company

The Mexico Equity
and Income Fund, Inc.
Semi-Annual Report
January 31, 2002